UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 6, 2004


                             PENN OCTANE CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                000-24394             52-1790357
         (State of               (Commission           (IRS Employer
         Incorporation)          File Number)          Identification No.)

         77-530 Enfield Land, Bldg D
         Palm Desert, California                       92211
         (Address of principal executive offices)      (Zip Code)

                                 (760) 772-9080
              (Registrant's telephone number, including area code)


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Item 5.  Other Events And Required FD Disclosure

On May 6, 2004, Penn Octane Corporation issued a press release regarding the expiration of its prior contract with P.M.I. Trading Limited ("PMI") and new monthly contracts entered into with PMI for April and May 2004 The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements And Exhibits

     (c)  Exhibits

          99.1 Press release dated May 6, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PENN OCTANE CORPORATION


                                      By: /s/ Ian T. Bothwell
                                         ------------------------------------
                                         Name:  Ian T. Bothwell
                                         Title: Vice President, Treasurer,
                                              Assistant Secretary, Chief
                                              Financial Officer and Principal
                                              Accounting Officer
Date:  May 7, 2004


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                                  EXHIBIT INDEX


Exhibit No.     Description                              Page No.
-----------     -----------                              --------

       99.1     Press Release dated May 6, 2004           5 - 6


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